Common Stock	12 Months Ended
Dec. 31, 2016
Common Stock [Abstract]
COMMON STOCK

10. COMMON STOCK

Authorized: Unlimited number of non-par value common shares.

	2016		2015
Issued and outstanding:	millions of shares	millions of Canadian dollars	millions of shares	millions of Canadian dollars
Balance, January 1	147.21	$2,157	143.78	$2,016
Conversion of Convertible Debentures	51.99	2,115	-	-
Issuance of common stock (1)	7.69	338	1.25	54
Issued for cash under Purchase Plans at market rate	2.51	115	2.10	88
Discount on shares purchased under Dividend Reinvestment Plan	-	(5)	-	(4)
Options exercised under senior management share option plan	0.62	17	0.08	2
Stock-based compensation	-	1	-	1
Balance, December 31	210.02	$4,738	147.21	$2,157
(1) In Q1 2016, Emera issued 0.06 million common shares to facilitate the creation and issuance of 0.2 million depositary receipts in connection with the ECI amalgamation transaction. The depositary receipts are listed on the Barbados Stock Exchange. In addition, Emera completed an offering of 7.63 million common shares in December 2016, at $45.25 per common share, for net proceeds of approximately $345 million. The net proceeds were $335 million after $10 million of issuance costs, net of taxes.

As at December 31, 2016, there were the following common shares reserved for issuance: 6.6 million (2015 – 7.3 million) under the senior management stock option plan, 1.5 million (2015 – 1.6 million) under the employee common share purchase plan and 7.9 million (2015 – 3.3 million) under the dividend reinvestment plan.

The issuance of common shares under the current or proposed common share compensation arrangements will not exceed 10 per cent of Emera's outstanding common shares. As at December 31, 2016, Emera is in compliance with this requirement.

Convertible Debentures

On September 28, 2015, to finance a portion of the acquisition of TECO Energy, Emera, through a direct wholly owned subsidiary (the “Selling Debentureholder”) completed the sale of $1.9 billion aggregate principal amount of 4.0 per cent convertible unsecured subordinated debentures, represented by instalment receipts. On October 2, 2015, in connection with the Debenture Offering, the underwriters fully exercised an over-allotment option and purchased an additional $285 million aggregate principal amount of Debentures at the Debenture Offering price. The sale of the additional Debentures brought the aggregate proceeds of the Debenture Offering to $2.185 billion.

The Debentures were sold on an instalment basis at a price of $1,000 per Debenture, of which

$333 (the “First Instalment”) was paid on closing of the Debenture Offerings on September 28, 2015 and

October 2, 2015, and the remaining $667 (the “Final Instalment”) was payable on August 2, 2016 (the “Final Instalment Date”). Prior to the Final Instalment Date, the Debentures were represented by instalment receipts. The instalment receipts traded on the Toronto Stock Exchange (“TSX”) from September 28, 2015 to August 2, 2016 under the symbol “EMA.IR”. The Debentures will mature on September 29, 2025 and, as of the Final Instalment Date, bear interest at 0 per cent.

The proceeds of the first instalment and the over-allotment of the Debentures were $727.6 million ($681.4 million net of issue costs). The proceeds of the final instalment payment were $1.457 billion ($1.413 billion net of issue costs).

Final Instalment Notice was issued by Emera on June 29, 2016 with a payable date of August 2, 2016. At the option of the holders, each fully paid Debenture was convertible into common shares of Emera at any time after the Final Instalment Date, but prior to the earlier of maturity or redemption by the Company, at a conversion price of $41.85 per common share. This was a conversion rate of 23.8949 common shares per $1,000 principal amount of Debentures.

As the Final Instalment Date occurred prior to the first anniversary of the closing of the Debenture Offering, holders of the convertible debentures who paid the final instalment by August 2, 2016 received, in addition to the payment of accrued and unpaid interest, a make-whole payment. This represented the interest that would have accrued from the day following the Final Instalment Date up to and including

September 28, 2016. Recorded in the year ended December 31, 2016 is $65 million ($45 million after-tax) of interest expense related to the Convertible Debentures including the $21 million ($14 million after-tax) make-whole payment in Q2 2016 (note 8).

As at December 31, 2016, a total of 51.99 million common shares of the Company were issued, representing conversion into common shares of more than 99.6 per cent of the Convertible Debentures. After the Final Instalment Date of August 2, 2016, debentures not converted may be redeemed by Emera at a price equal to their principal amount. At maturity, Emera has the right to pay the principal amount due in common shares to the debenture holders that have not converted, which will be valued at 95 per cent of the weighted average trading price on the TSX for the 20 consecutive trading days ending five trading days preceding the maturity date.